Q1 2025 EARNINGS SUPPLEMENT MAY 8, 2025

LEGAL DISCLAIMER This earnings supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, estimates of future EBITDA, the timing and performance of new store openings, future reductions in cost of capital and leverage ratio, our ability to conduct future accretive acquisitions and our pipeline of new store locations. Forward-looking statements generally use words such as “expect,” “foresee,” “anticipate,” “believe,” “project,” “should,” “estimate,” “will,” “plans,” “forecast,” and similar expressions, and reflect our expectations concerning the future. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this earnings supplement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this earnings supplement. 2

Q1 2025 HIGHLIGHTS 3 1.8% Sales Decline (1) System-Wide -3.4% SSS Decline (2) System-Wide 23 New Store Openings (3) Q1 2025 $142.0mm Total Revenue Q1 2025 $11.1mm Adj. EBITDA (4) Q1 2025 $571.1mm System-Wide Sales (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q1 2025 RESULTS 4 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. Royalties $21.9mm $21.8mm Q1 2024 Q1 2025 Systemwide Sales Revenue $152.0mm $142.0mm Q1 2024 Q1 2025 Adj. EBITDA (1) $18.2mm $11.1mm Q1 2024 Q1 2025 $581.8mm $571.1mm Q1 2024 Q1 2025

2025 STRATEGIC FOCUS 5 Accelerate Build-Out of 1,000+ Unit New Store Pipeline Drive Adj. EBITDA Growth ~$10mm from New Stores ~$5mm from Factory Maintain Strong Liquidity Continue to Build Net Asset Value for Future Liquidity (Debt Reduction) Event Grow Factory Production to Utilize ~60% Excess Capacity via Expanded Organic Channels & 3rd Party Dough & Mix Manufacturing Re-franchise Fazoli’s 57 Company-Owned Restaurants

APPENDIX

DEFINITIONS “EBITDA,” a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted EBITDA,” a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted net loss,” a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non- GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix. “Same-store sales growth” or “SSS” a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. “System-wide sales growth,” a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. I

CONSOLIDATED STATEMENT OF OPERATIONS II FAT Brands Inc. Consolidated Statements of Operations Thirteen Weeks Ended (In thousands, except share and per share data) March 30, 2025 March 31, 2024 Revenue Royalties $ 21,773 $ 21,947 Restaurant sales 99,415 105,938 Advertising fees 9,764 9,796 Factory revenues 8,811 9,474 Franchise fees 1,190 1,481 Other revenue 1,066 3,331 Total revenue 142,019 151,967 Costs and expenses General and administrative expense 33,043 30,005 Cost of restaurant and factory revenues 96,097 99,050 Depreciation and amortization 10,391 10,194 Refranchising (gain) loss (22) 1,508 Advertising fees 11,076 12,592 Total costs and expenses 150,585 153,349 Loss from operations (8,566) (1,382) Other (expense) income, net Interest expense (31,444) (29,623) Interest expense related to preferred shares (4,418) (4,418) Net (loss) gain on extinguishment of debt (151) 427 Other income, net 37 204 Total other expense, net (35,976) (33,410) Loss before income tax provision (44,542) (34,792) Income tax provision (1,769) (3,524) Net loss (46,311) (38,316) Less: Net loss attributable to non-controlling interest (342) — Net loss attributable to FAT Brands Inc. $ (45,969) $ (38,316) Net loss attributable to FAT Brands Inc. $ (45,969) $ (38,316) Dividends on preferred shares (2,231) (1,881) $ (48,200) $ (40,197) Basic and diluted loss per common share $ (2.73) $ (2.37) Basic and diluted weighted average shares outstanding 17,632,860 16,947,400 Cash dividends declared per common share $ — $ 0.14

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION IV FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation Thirteen Weeks Ended (In thousands) March 30, 2025 March 31, 2024 Net loss attributable to FAT Brands Inc. $ (45,969) $ (38,316) Interest expense, net 35,862 34,041 Income tax provision 1,769 3,524 Depreciation and amortization 10,391 10,194 EBITDA 2,053 9,443 Bad debt expense 230 168 Share-based compensation expenses 367 745 Non-cash lease expenses 341 630 Refranchising (gain) loss (22) 1,508 Litigation costs 6,864 3,807 Severance — 22 Net loss related to advertising fund deficit 569 2,282 Net loss (gain) on extinguishment of debt 151 (427) Pre-opening expenses 517 28 Adjusted EBITDA $ 11,069 $ 18,207

ADJUSTED NET LOSS RECONCILIATION V FAT Brands Inc. Adjusted Net Loss Reconciliation Thirteen Weeks Ended (In thousands, except share and per share data) March 30, 2025 March 31, 2024 Net loss attributable to FAT Brands Inc. $ (45,969) $ (38,316) Refranchising (gain) loss (22) 1,508 Net loss (gain) on extinguishment of debt 151 (427) Litigation costs 6,864 3,807 Severance — 22 Tax adjustments, net (1) 278 497 Adjusted net loss $ (38,698) $ (32,909) Net loss $ (45,969) $ (38,316) Dividends on preferred shares (2,231) (1,881) $ (48,200) $ (40,197) Adjusted net loss $ (38,698) $ (32,908) Dividends on preferred shares (2,231) (1,881) $ (40,929) $ (34,789) Loss per basic and diluted share $ (2.73) $ (2.37) Adjusted net loss per basic and diluted share $ (2.32) $ (2.05) Weighted average basic and diluted shares outstanding 17,632,860 16,947,400 (1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods.

CONTACT INVESTOR RELATIONS: MEDIA RELATIONS: ICR MICHELLE MICHALSKI IR-FATBRANDS@ICRINC.COM 646-277-1224 FAT BRANDS ERIN MANDZIK EMANDZIK@FATBRANDS.COM 860-212-6509